UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2013

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 13, 2013, Athlon Energy Inc. (“Athlon”) will participate in the Stephens Fall Investment Conference in New York City. The related presentation materials have been posted to Athlon’s website at www.athlonenergy.com.

The information being furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: November 13, 2013	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer